POWER OF ATTORNEY

               Each person whose signature appears below hereby severally constitutes and appoints Ilan K. Reich and David E. Bamberger, and each of them acting singly, as his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead in any and all capacities indicated below, the registration statement on Form S-8 filed herewith and any and all pre-effective and post-effective amendments and supplements to the said registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

               Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated below.

    Signature                                Title                       Date
    ---------                                -----                       ----
    /s/ RICHARD G. BABBITT       Chairman of the Board of Directors   July 31, 2000
    -------------------------    and Chief Executive Officer
    Richard G. Babbitt

    /s/ ILAN K. REICH            Director and President               July 31, 2000
    -------------------------
    Ilan K. Reich

    /s/ JAMES E. BOLIN           Director                             July 31, 2000
    -------------------------
    James E. Bolin

    /s/ MALCOLM R. CURRIE        Director                             July 31, 2000
    -------------------------
    Malcolm R. Currie, Ph.D.

    /s/ JOHN F. DOYLE            Director                             July 31, 2000
    -------------------------
    John F. Doyle

    /s/ MITCHELL S. ROSENTHAL    Director                             July 31, 2000
    -------------------------
    Mitchell S. Rosenthal, M.D.

    /s/ DAVID A. TEPPER          Director                             July 31, 2000
    -------------------------
    David A. Tepper

    /s/ MICHAEL J. DOTY          Senior Vice President                July 31, 2000
    ------------------------     And Chief Financial Officer
    Michael J. Doty





                               EXHIBIT INDEX

    Exhibit No.      Description
    -----------      -----------

    5 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to the legality of the Company's Common Stock.

    23(a) Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in the Opinion filed as Exhibit 5 hereto).

    23(b) Consent of BDO Seidman, LLP, independent certified public accountants.

    24 Power of Attorney (set forth on the signature page hereof).